SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [   ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
      6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Under {section} 240.14a-12

                   ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
            ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST
                (Name of Registrant as Specified In Its Charter)
                                      N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)  Title of each class of securities to which transaction applies:


2)  Aggregate number of securities to which transaction applies:


3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


4)  Proposed maximum aggregate value of transaction:


5)  Total fee paid:


[ ] Fee paid previously with preliminary materials:

      [  ]Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:


      2)    Form, Schedule or Registration Statement No.:


      3)    Filing Party:


      4)    Date Filed:

                           ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST, COMPRISED OF:
             AZL AIM International Equity Fund                                 AZL OCC Growth Fund
          AZL BlackRock Capital Appreciation Fund                            AZL OCC Opportunity Fund
                 AZL BlackRock Growth Fund                                 AZL Oppenheimer Global Fund
              AZL Columbia Mid Cap Value Fund                       AZL Oppenheimer International Growth Fund
             AZL Columbia Small Cap Value Fund                  AZL PIMCO Fundamental IndexPLUS Total Return Fund
               AZL Columbia Technology Fund                                   AZL S&P 500 Index Fund
                 AZL Davis NY Venture Fund                          AZL Schroder Emerging Markets Equity Fund
              AZL Dreyfus Equity Growth Fund                        AZL Schroder International Small Cap Fund
               AZL Enhanced Bond Index Fund                               AZL Small Cap Stock Index Fund
          AZL First Trust Target Double Play Fund                          AZL TargetPLUS Balanced Fund
             AZL Franklin Small Cap Value Fund                              AZL TargetPLUS Equity Fund
    AZL Franklin Templeton Founding Strategy Plus Fund                      AZL TargetPLUS Growth Fund
               AZL International Index Fund                                AZL TargetPLUS Moderate Fund
               AZL Jennison 20/20 Focus Fund                      AZL Turner Quantitative Small Cap Growth Fund
            AZL JPMorgan Large Cap Equity Fund                             AZL Van Kampen Comstock Fund
               AZL JPMorgan U.S. Equity Fund                          AZL Van Kampen Equity and Income Fund
                  AZL Mid Cap Index Fund                               AZL Van Kampen Global Franchise Fund
                   AZL Money Market Fund                              AZL Van Kampen Global Real Estate Fund
                AZL NACM International Fund                           AZL Van Kampen Growth and Income Fund
            AZL NACM International Growth Fund                          AZL Van Kampen Mid Cap Growth Fund
             AZL NFJ International Value Fund



                    ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST, COMPRISED OF:

               AZL Fusion Balanced Fund                           AZL Balanced Index Strategy Fund
             AZL Fusion Conservative Fund                         AZL Moderate Index Strategy Fund
                AZL Fusion Growth Fund                        AZL Allianz Global Investors Select Fund
               AZL Fusion Moderate Fund



                   (EACH, A "FUND", AND COLLECTIVELY, THE "FUNDS")

                            5701 GOLDEN HILLS DRIVE
                          MINNEAPOLIS, MINNESOTA 55416

Dear Contract Owner:

      The Board of Trustees of the above referenced Funds (the "Board"), each of which is a series of either the Allianz Variable Insurance Products Trust or the Allianz Variable Insurance Products Fund of Funds Trust (each, a "Trust", and collectively, the "Trusts"), has called a special joint meeting of each Fund's shareholders. The meeting will be held at 10:00 a.m. Central Time on October 21, 2009, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416. At the meeting, shareholders of each Fund will consider the following proposals:

1.    To elect individuals to serve on the Board;

2. To ratify the Board's selection of KPMG LLP to serve as each Trust's independent auditor; and

3. Such other business as may properly come before the meeting, or any adjournment of the meeting.

      As the owner of a variable life insurance policy and/or variable annuity contract issued by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York, you are an indirect shareholder in one or more of the Funds. Accordingly, we ask that you indicate whether you approve or disapprove of each proposal by completing and returning the enclosed voting instruction form. The Board unanimously recommends that you vote FOR both proposals.

      Whether or not you expect to attend the meeting, please carefully review the proxy statement and the enclosed voting instruction form. You may provide your voting instructions by phone, Internet, or mail. In order to avoid the additional expense of further solicitation, we respectfully ask for your cooperation in casting your votes. Sending in your voting instruction form will not prevent you from voting in person at the meeting.

      Thank you for your prompt attention and participation.

                                     Sincerely,
                                     /s/ Jeffrey W. Kletti
                                     JEFFREY W. KLETTI
                                     President
August 14, 2009

                           ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST, COMPRISED OF:
             AZL AIM International Equity Fund                                 AZL OCC Growth Fund
          AZL BlackRock Capital Appreciation Fund                            AZL OCC Opportunity Fund
                 AZL BlackRock Growth Fund                                 AZL Oppenheimer Global Fund
              AZL Columbia Mid Cap Value Fund                       AZL Oppenheimer International Growth Fund
             AZL Columbia Small Cap Value Fund                  AZL PIMCO Fundamental IndexPLUS Total Return Fund
               AZL Columbia Technology Fund                                   AZL S&P 500 Index Fund
                 AZL Davis NY Venture Fund                          AZL Schroder Emerging Markets Equity Fund
              AZL Dreyfus Equity Growth Fund                        AZL Schroder International Small Cap Fund
               AZL Enhanced Bond Index Fund                               AZL Small Cap Stock Index Fund
          AZL First Trust Target Double Play Fund                          AZL TargetPLUS Balanced Fund
             AZL Franklin Small Cap Value Fund                              AZL TargetPLUS Equity Fund
    AZL Franklin Templeton Founding Strategy Plus Fund                      AZL TargetPLUS Growth Fund
               AZL International Index Fund                                AZL TargetPLUS Moderate Fund
               AZL Jennison 20/20 Focus Fund                      AZL Turner Quantitative Small Cap Growth Fund
            AZL JPMorgan Large Cap Equity Fund                             AZL Van Kampen Comstock Fund
               AZL JPMorgan U.S. Equity Fund                          AZL Van Kampen Equity and Income Fund
                  AZL Mid Cap Index Fund                               AZL Van Kampen Global Franchise Fund
                   AZL Money Market Fund                              AZL Van Kampen Global Real Estate Fund
                AZL NACM International Fund                           AZL Van Kampen Growth and Income Fund
            AZL NACM International Growth Fund                          AZL Van Kampen Mid Cap Growth Fund
             AZL NFJ International Value Fund



                    ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST, COMPRISED OF:

               AZL Fusion Balanced Fund                           AZL Balanced Index Strategy Fund
             AZL Fusion Conservative Fund                         AZL Moderate Index Strategy Fund
                AZL Fusion Growth Fund                        AZL Allianz Global Investors Select Fund
               AZL Fusion Moderate Fund



                    (EACH, A "FUND", AND COLLECTIVELY, THE "FUNDS")

                            5701 GOLDEN HILLS DRIVE
                          MINNEAPOLIS, MINNESOTA 55416

                NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 21, 2009

      A special joint meeting of the shareholders of each of the above referenced Funds, each of which is a series of either the Allianz Variable Insurance Products Trust or the Allianz Variable Insurance Products Fund of Funds Trust (collectively, the "Trusts"), will be held at 10:00 a.m. Central Time on October 21, 2009, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416. At the meeting, shareholders of each Fund will consider the following proposals:

1.    To elect individuals to serve on the Board of Trustees;

2. To ratify the Board of Trustees' selection of KPMG LLP to serve as each Trust's independent auditor; and

3. Such other business as may properly come before the meeting, or any adjournment of the meeting.

      The Funds issue and sell their shares to certain separate accounts of Allianz Life Insurance Company of North America ("Allianz Life") and Allianz Life Insurance Company of New York ("Allianz Life of NY"). The separate accounts hold shares of mutual funds, including the Funds, which serve as a funding vehicle for benefits under variable life insurance policies or variable annuity contracts issued by Allianz Life and Allianz Life of NY (collectively, the "Contracts").

      As the owners of the assets held in the separate accounts, Allianz Life and Allianz Life of NY are the sole shareholders of the Funds and are entitled to vote all of the shares of the Funds. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Funds in accordance with instructions given by the owners of the Contracts for which the Funds serves as a funding vehicle. This Notice is being delivered to owners of the Contracts who, by virtue of their ownership of the Contracts, beneficially owned shares of the Funds on the record date, so that they may instruct Allianz Life and Allianz Life of NY how to vote the shares of the Funds underlying their Contracts.

      Shareholders of record at the close of business on July 31, 2009 are entitled to vote at the meeting.

                                     By Order of the Board of Trustees
                                     /s/ Michael J. Radmer
                                     MICHAEL J. RADMER
                                     Secretary


August 14, 2009

                           YOU CAN VOTE QUICKLY AND EASILY.

      PLEASE FOLLOW THE INSTRUCTIONS IN ENCLOSED VOTING INSTRUCTION FORM.

                                PROXY STATEMENT
                                AUGUST 14, 2009

                           ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST, COMPRISED OF:
             AZL AIM International Equity Fund                                 AZL OCC Growth Fund
          AZL BlackRock Capital Appreciation Fund                            AZL OCC Opportunity Fund
                 AZL BlackRock Growth Fund                                 AZL Oppenheimer Global Fund
              AZL Columbia Mid Cap Value Fund                       AZL Oppenheimer International Growth Fund
             AZL Columbia Small Cap Value Fund                  AZL PIMCO Fundamental IndexPLUS Total Return Fund
               AZL Columbia Technology Fund                                   AZL S&P 500 Index Fund
                 AZL Davis NY Venture Fund                          AZL Schroder Emerging Markets Equity Fund
              AZL Dreyfus Equity Growth Fund                        AZL Schroder International Small Cap Fund
               AZL Enhanced Bond Index Fund                               AZL Small Cap Stock Index Fund
          AZL First Trust Target Double Play Fund                          AZL TargetPLUS Balanced Fund
             AZL Franklin Small Cap Value Fund                              AZL TargetPLUS Equity Fund
    AZL Franklin Templeton Founding Strategy Plus Fund                      AZL TargetPLUS Growth Fund
               AZL International Index Fund                                AZL TargetPLUS Moderate Fund
               AZL Jennison 20/20 Focus Fund                      AZL Turner Quantitative Small Cap Growth Fund
            AZL JPMorgan Large Cap Equity Fund                             AZL Van Kampen Comstock Fund
               AZL JPMorgan U.S. Equity Fund                          AZL Van Kampen Equity and Income Fund
                  AZL Mid Cap Index Fund                               AZL Van Kampen Global Franchise Fund
                   AZL Money Market Fund                              AZL Van Kampen Global Real Estate Fund
                AZL NACM International Fund                           AZL Van Kampen Growth and Income Fund
            AZL NACM International Growth Fund                          AZL Van Kampen Mid Cap Growth Fund
             AZL NFJ International Value Fund



                    ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST, COMPRISED OF:

               AZL Fusion Balanced Fund                           AZL Balanced Index Strategy Fund
             AZL Fusion Conservative Fund                         AZL Moderate Index Strategy Fund
                AZL Fusion Growth Fund                        AZL Allianz Global Investors Select Fund
               AZL Fusion Moderate Fund



                  (EACH, A "FUND", AND COLLECTIVELY, THE "FUNDS")

                            5701 GOLDEN HILLS DRIVE
                          MINNEAPOLIS, MINNESOTA 55416

      The Board of Trustees (the "Board") of the Allianz Variable Insurance Products Trust (the "VIP Trust") and the Allianz Variable Insurance Products Fund of Funds Trust (the "FOF Trust") (the VIP Trust and FOF Trust may collectively be referred to as the "Trusts") is furnishing this proxy statement in connection with its solicitation of voting instructions to be used at the special joint meeting of the shareholders of each Fund, to be held at 10:00 a.m. Central Time on October 21, 2009, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416 (the "Meeting"), and at any adjournment of the Meeting. At the Meeting, shareholders of record of each Fund at the close of business on July 31, 2009 will consider and are entitled to vote on the following proposals:

1.    To elect individuals to serve on the Board;

2. To ratify the Board's selection of KPMG LLP to serve as each Trust's independent auditor; and

3. Such other business as may properly come before the Meeting, or any adjournment of the Meeting.

      This proxy statement was first mailed to contract owners on or about August 14, 2009.

      IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON OCTOBER 21, 2009.


      THE NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS, PROXY STATEMENT AND VOTING INSTRUCTION FORM ARE AVAILABLE AT [INSERT WEB SITE ADDRESS].


SECTION A - PROPOSALS

                     PROPOSAL NO. 1 - ELECTION OF TRUSTEES
      At the Meeting, shareholders will be asked to elect the nine nominees named below (the "Nominees") as Trustees of the Trust. The persons named on the enclosed voting instruction form will vote for the election of each of the Nominees unless authority to vote for any or all of the Nominees is withheld in the voting instruction form. If elected, each Trustee will serve until a successor is elected and qualified or until such Trustee dies, resigns, retires, or is removed as provided in the governing documents of the Trust. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, then the persons named on the voting instruction form will vote for such other nominee or nominees as the current Trustees may recommend.


                          TRUSTEE NOMINEE INFORMATION
      The following table sets forth important information regarding each Nominee. All nine Nominees are currently serving as Trustees of the Trust. Each of the Nominees has indicated that he or she is willing to serve as a Trustee. The business address for each Nominee is the same as that of the Funds' investment adviser: 5701 Golden Hills Drive, Minneapolis, MN 55416. The term of office for each Nominee is indefinite. If a Nominee is elected as a Trustee, he or she will oversee 48 separate portfolios in the Fund Complex (as defined under the Securities Exchange Act of 1934). However, if the reorganization of certain Funds is conducted as anticipated at the Meeting, a Nominee elected as Trustee will oversee 35 separate portfolios in the Fund Complex.

NAME, AGE      POSITION(S)  LENGTH  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                                       OTHER
               HELD WITH    OF TIME                                                                                   TRUSTEESHIPS
               THE TRUSTS   SERVED                                                                                    HELD BY
                                                                                                                      NOMINEE
------------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
Peter R.       Trustee      Since   Managing Director, iQ Venture Partners, Inc.; Exec. VP, Northstar Companies       Argus
BurnimAge: 62               2/07    (2002-2005)                                                                       International
                                                                                                                      Life; Highland
                                                                                                                      Financial
                                                                                                                      Holdings Fund
Peggy L.       Trustee      Since   Managing Director, Red Canoe Management Consulting LLC; Sr. Managing Director,    Regent, Luther
EttestadAge:                2/07    Residential Capital LLC (2003-2008); COO, Transamerica Reinsurance (2002-2003)    College
51
Roger          Trustee      Since   Retired; Partner, Accenture (1983-1999)                                           Webster
GelfenbienAge               2/04                                                                                      Financial;
65                                                                                                                    Phoenix Edge
                                                                                                                      Funds (32
                                                                                                                      funds)
Claire R.      Trustee      Since   General Partner, Fairview Capital, L.P., a venture capital fund-of-funds (1994-   University of
LeonardiAge:                2/04    present)                                                                          Connecticut
53                                                                                                                    Health Center
Dickson W.     Trustee      Since   Director of Sales, Lifetouch National School Studios (2006-present); VP/General   None
LewisAge: 60                2/04    Manager, Jostens, Inc., a manufacturer of school products (2002-2006); Sr. VP,
                                    Fortis Group, a life insurance and securities company (1997-2002)


                                       2

Peter W.       Trustee      Since   Retired; President and CEO, Measurisk, LLC, a market risk information company     Cyrus
McCleanAge: 65              2/04    (2001-2003)                                                                       Reinsurance;
                                                                                                                      PNMAC Mortgage
                                                                                                                      Opportunity
                                                                                                                      Fund LLC;
                                                                                                                      Energy
                                                                                                                      Capital, LLC
                                                                                                                      Advisory
                                                                                                                      Board; Family
                                                                                                                      Health
                                                                                                                      International
Arthur C.      Trustee      Since   Retired; Sr. Investment Office, Hartford Foundation for Public Giving (2000-2003) Connecticut
Reeds IIIAge:               2/04                                                                                      Water Service,
65                                                                                                                    Inc.
INTERESTED TRUSTEES*
Jeffrey        Chairman of  Since   President, Allianz Life Advisers, LLC (2005-present); Sr. VP (2000-2005)          None
KlettiAge: 43  the Board    2/04
               and
               President
Robert         Trustee      Since   President, Allianz Life Financial Services, LLC (2007-present); Sr. VP of         None
DeChellisAge:               2/08    Marketing and Product Innovation (2006-2007), Exec. VP, Travelers Life (2004-
42                                  2005), Exec. VP, Jackson National Life Distributors, Inc. (2002-2004)

* Mr. Kletti and Mr. DeChellis are each an "interested person," as defined under the Investment Company Act of 1940, due to employment by an affiliated entity of the Trusts.

      As of July 31, 2009, none of the Nominees beneficially own any equity securities of any of the Funds.

      As of July 31, 2009, none of the non-interested Nominees or their immediate family members own any securities of the investment adviser or principal underwriter of the Trusts, or a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Trusts.

      The following table sets forth total compensation paid to each Trustee for the fiscal year ended December 31, 2008. Interested Trustees do not receive compensation from the Trusts. However, all Trustees are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

NAME OF    AGGREGATE          AGGREGATE          PENSION OR RETIREMENT BENEFITS ACCRUED AS PART  ESTIMATED ANNUAL   TOTAL
TRUSTEE    COMPENSATION FROM  COMPENSATION FROM  OF THE TRUSTS' EXPENSES                         BENEFITS UPON      COMPENSATION
           THE VIP TRUST      THE FOF TRUST                                                      RETIREMENT         FROM THE
                                                                                                                    TRUSTS
----------------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES

                                       3

Peter R.   $73,242            $20,758            $0                                              N/A                $94,000
Burnim



Peggy L.   $73,242            $20,758            $0                                              N/A                $94,000
Ettestad
Roger      $73,242            $20,758            $0                                              N/A                $94,000
Gelfenbien
Claire R.  $73,242            $20,758            $0                                              N/A                $94,000
Leonardi
Dickson W. $73,242            $20,758            $0                                              N/A                $94,000
Lewis
Peter W.   $73,242            $20,758            $0                                              N/A                $94,000
McClean
Arthur C.  $73,242            $20,758            $0                                              N/A                $94,000
Reeds III
INTERESTED TRUSTEES
Jeffrey    $0                 $0                 $0                                              N/A                $0
Kletti
Robert     $0                 $0                 $0                                              N/A                $0
DeChellis

      There were eleven joint meetings of the Board during the fiscal year ended December 31, 2008. Mr. DeChellis attended four of the ten joint meetings of the Board that he was eligible to attend.

      Approval of the election of each of the Nominees to the Board requires the affirmative vote of a plurality of the shares voted at the Meeting. The votes of each Fund of each separate Trust, respectively, will be counted together with respect to the election of the Nominees to the Board.

      THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF TRUSTEES.


  PROPOSAL NO. 2 -- RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
      The Audit Committee of the Board has appointed KPMG LLP ("KPMG") as independent registered public accountants for each of the Trusts for the fiscal year ending December 31, 2009. While shareholder ratification of KPMG as independent registered public accountants for each of the Trusts is not required, the Board is submitting the appointment of KPMG to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee, which is solely responsible for appointing and terminating the independent registered public accountants of the Trusts, may in its discretion, direct the appointment of different independent registered public accountants for a particular Trust at any time during the year if it determines that such a change would be in the best interests of that particular Trust and its shareholders. A representative of KPMG is expected to be present at the Meeting with the opportunity to make a statement if he or she desires to do so and to respond to shareholder questions.


                     PRINCIPAL ACCOUNTANT FEES AND SERVICES
      During fiscal year 2008 and fiscal year 2007, KPMG provided various financial auditing services and certain tax return preparation services for each of the Trusts. The following table presents fees for professional services billed by KPMG to each of the Trusts by type and amount for fiscal year 2008 and fiscal year 2007. Audit-related fees consist of consents on N-1A and N-14 filings. Tax fees consist of preparation of federal income tax returns, review of capital gain distribution calculations and preparation of excise tax returns. No other fees were billed.

                   -----------------------------------
                   |    VIP TRUST    |   FOF TRUST   |
                   -----------------------------------
                      2008     2007    2008    2007
                    -------   ------  ------  ------
     AUDIT FEES     $415,480 $423,000 $27,840 $26,775
 AUDIT-RELATED FEES  $9,500  $17,000  $4,750  $4,500
      TAX FEES      $79,260  $76,680  $6,645  $6,390
   ALL OTHER FEES      $0       $0      $0      $0
     TOTAL FEES     $504,240 $516,680 $39,235 $37,665
   Non-Audit Fees   $88,760  $93,680  $11,395 $10,890

            Ratification of KPMG as independent registered public accountants for the Trusts requires the affirmative vote of a majority of the shares voted at the Meeting. The votes of each Fund of each separate Trust, respectively, will be counted together with respect to the ratification of KPMG.

      THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR EACH OF THE TRUSTS.


                                 OTHER MATTERS
      The Board anticipates that the reorganization of certain Funds also will be conducted at the Meeting. You will receive a separate proxy statement containing information regarding these other matters if you are eligible to vote on them. Otherwise, the Board knows of no other matters that may properly be, or that are likely to be, brought before the Meeting. However, if any other business shall properly come before the Meeting, the persons named on your voting instruction form intend to vote in accordance with their best judgment.

SECTION B - OTHER INFORMATION REGARDING THE TRUSTS

                            MANAGEMENT OF THE TRUSTS
      Overall responsibility for management of each Trust rests with its Board, who are elected by the shareholders of such Trust. Trustees serve on both of the Boards of the VIP Trust and the FOF Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. Subject to the Declaration of Trust, the Board manages the business of the Trust, and the Trustees have all powers necessary or convenient to carry out this responsibility including the power to engage in transactions of all kinds on behalf of the Trust. The Board is responsible for oversight of the officers and may elect and remove, with or without cause, such officers as the Board considers appropriate.

      The shareholders of each Trust are insurance company separate accounts. Separate account contract owners own units in the insurance company separate accounts through variable life insurance policies and variable annuity contracts, and the separate accounts in turn own shares of the VIP Trust or FOF Trust, among other mutual fund investment options. A Contract Owner may communicate with the Board of either Trust by phone at 1-800-624-0197, or by mail at 5701 Golden Hills Drive, A3-765, Minneapolis, Minnesota 55416.

      The Board has established the following standing committees to assist in the oversight of the Trusts:

1. The AUDIT COMMITTEE, made up of Mr. Burnim, Ms. Ettestad, Mr. Gelfenbien, Ms. Leonardi, Mr. Lewis, Mr. McClean and Mr. Reeds, met four times during the last fiscal year. Mr. Reeds serves as chairman of the Audit Committee. The functions of the Audit Committee include advising the full Board with respect to accounting, auditing and financial matters affecting the Trust. None of the members of the Audit Committee are "interested persons," as defined by the Investment Company Act of 1940.

2. The INVESTMENT COMMITTEE, made up of Mr. Burnim, Ms. Ettestad, Mr. Gelfenbien, Ms. Leonardi, Mr. Lewis, Mr. McClean and Mr. Reeds, met four times during the last fiscal year. Mr. Gelfenbien and Mr. McClean serve as co-chairmen of the Investment Committee. The functions of the Investment Committee include evaluating and supervising the investment adviser, Allianz Investment Management LLC (the "Manager"), and subadvisers to the various investment portfolios of the Trust. None of the members of the Investment Committee are "interested persons," as defined by the Investment Company Act of 1940.

3. The NOMINATING AND CORPORATE GOVERNANCE COMMITTEE, made up of Mr. Burnim, Ms. Ettestad, Mr. Gelfenbien, Ms. Leonardi, Mr. Lewis, Mr. McClean and Mr. Reeds, met three times during the last fiscal year. Ms. Ettestad and Ms. Leonardi serve as co-chairpersons of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee advises the Board with respect to the selection and nomination of candidates for election to the Board. It does not consider nominees recommended by shareholders of the Trust. None of the members of the Nominating and Corporate Governance Committee are "interested persons," as defined by the Investment Company Act of 1940.

      The process for identifying and evaluating candidates to be nominated as Trustees requires that each candidate be evaluated by the Nominating and Corporate Governance Committee with respect to the relevant business and industry experience that would enable the candidate to serve effectively as a non-interested Trustee, as well as his or her compatibility with respect to business philosophy and style. In addition, the members of the Nominating and Corporate Governance Committee may conduct in-person interviews of each candidate using a standardized questionnaire. When all of the viable candidates have been evaluated and interviewed, the Nominating and Corporate Governance Committee determines which of the viable candidates should be (a) recommended to fill a vacancy on the Board, when at least two-thirds of the Trustees have been elected by the shareholders, or (b) presented to the shareholders for election to become a member of the Board. In addition, the Nominating and Corporate Governance Committee periodically reviews the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those persons who are already members of the Board. Other than the process described here, the Nominating and Corporate Governance Committee does not impose a minimum set of qualifications or standards upon those individuals whom they are considering as nominees for Trustee. Neither Trust regularly pays third parties fees to assist in the process of identifying and evaluating candidates. However, the Nominating and Corporate Governance Committee has the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trusts.

      The charter for the Nominating and Corporate Governance Committee is attached hereto as Appendix A.

13. The VALUATION AND INVESTMENT POLICY COMMITTEE, made up of Mr. Kletti, Darin Egbert, Brian Muench, Michael J. Tanski, Bradley K. Quello, Jeremy Smith and David Teske, met 12 times during the last fiscal year. The Valuation and Investment Policy Committee monitors the valuation of portfolio securities and other investments of the Funds. When the Board is not in session, the Pricing Subcommittee of the Valuation and Investment Policy Committee determines the fair value of illiquid and other holdings. All of the members of the Valuation and Investment Policy Committee are "interested persons," as defined by the Investment Company Act of 1940.


                              OFFICER INFORMATION
      The following table sets forth important information regarding the officers of the Trusts (along with Jeffrey Kletti, the "Officers"). Jeffrey Kletti is President of the Trusts. Information regarding Mr. Kletti may be obtained from the Trustee Nominee table in Section A, Proposal No. 1 above. Each of the Officers has indicated that he is willing to serve as an Officer. The term of office for each Officer is indefinite.

NAME, ADDRESS, AND  POSITION(S)  LENGTH  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
AGE                 HELD WITH    OF TIME
                    THE TRUSTS   SERVED
Michael J.          Secretary    Since   Partner, Dorsey & Whitney LLP
RadmerAge: 64Suite               2/04
150050 South Sixth
StreetMinneapolis,
MN 55402
Troy SheetsAge:     Treasurer,   Since   Senior Vice President of Financial Services, Citi Fund Services (2002-present); Audit
37Citi Fund         Principal    2/04    Manager, KPMG LLP (1998-2002)
Services Ohio,      Accounting
Inc.3435 Stelzer    Officer and
RoadColumbus, OH    Principal
43219               Financial
                    Officer
Stephen G.          Chief        Since   Chief Compliance Officer, Allianz Life Advisers, LLC (2004-present); President, Simon
SimonAge: 405701    Compliance   11/06   Compliance Consulting Ltd. (2004);  Compliance Counsel, Advantus Capital Management, Inc.
Golden Hills        Officer and          (2002-2004)
DriveMinneapolis,   Anti-Money
MN 55416            Laundering
                    Compliance
Brian MuenchAge:    Vice         Since   Vice President, Advisory Management, Allianz Life Advisers (2005-present); Assistant Vice
385701 Golden Hills President    2/06    President, Investments, Allianz Life (2002-2005)
DriveMinneapolis,
MN 55416



                               OUTSTANDING SHARES
      The number of shares of the Funds outstanding on the record date, July 31, 2009, is listed in the table below. To the knowledge of the Trusts, no person other than Allianz Life or Allianz NY beneficially owned more than 5% of the outstanding shares of any of the Funds as of the record date. Information as of that date with regard to Allianz Life's and Allianz NY's ownership in the Funds is provided below.

                   [UPDATE TABLES WITH INFORMATION AS OF 7/31/2009]

VIP TRUST
FUND                             SHARES      SHARES     PERCENT OF OUTSTANDING SHARES     SHARES   PERCENT OF OUTSTANDING SHARES
                                 OUTSTANDING OWNED BY   OWNED BY ALLIANZ LIFE             OWNED BY OWNED BY ALLIANZ NY
                                             ALLIANZ                                      ALLIANZ
                                             LIFE                                         NY
AZL AIM International Equity
Fund
AZL BlackRock Capital
Appreciation Fund
AZL BlackRock Growth Fund
AZL Columbia Mid Cap Value Fund
AZL Columbia Small Cap Value
Fund
AZL Columbia Technology Fund
AZL Davis NY Venture Fund
AZL Dreyfus Equity Growth Fund
AZL Enhanced Bond Index Fund
AZL First Trust Target Double
Play Fund
AZL Franklin Small Cap Value
Fund
AZL Franklin Templeton Founding
Strategy Plus Fund


                                       8

AZL International Index Fund
AZL Jennison 20/20 Focus Fund
AZL JPMorgan Large Cap Equity
Fund
AZL JPMorgan U.S. Equity Fund
AZL Mid Cap Index Fund
AZL Money Market Fund
AZL NACM International Fund
AZL NACM International Growth
Fund
AZL NFJ International Value Fund
AZL OCC Growth Fund
AZL OCC Opportunity Fund
AZL Oppenheimer Global Fund
AZL Oppenheimer International
Growth Fund
AZL PIMCO Fundamental IndexPLUS
Total Return Fund


                                       9

AZL S&P 500 Index Fund
AZL Schroder Emerging Markets
Equity Fund
AZL Schroder International Small
Cap Fund
AZL Small Cap Stock Index Fund
AZL TargetPLUS Balanced Fund
AZL TargetPLUS Equity Fund
AZL TargetPLUS Growth Fund
AZL TargetPLUS Moderate Fund
AZL Turner Quantitative Small
Cap Growth Fund
AZL Van Kampen Comstock Fund
AZL Van Kampen Equity and Income
Fund
AZL Van Kampen Global Franchise
Fund
AZL Van Kampen Global Real
Estate Fund


                                       10

AZL Van Kampen Growth and Income
Fund
AZL Van Kampen Mid Cap Growth
Fund


FOF TRUST
FUND                      SHARES      SHARES OWNED PERCENT OF OUTSTANDING SHARES OWNED SHARES     PERCENT OF OUTSTANDING SHARES
                          OUTSTANDING BY ALLIANZ   BY ALLIANZ LIFE                     OWNED BY   OWNED BY ALLIANZ NY
                                      LIFE                                             ALLIANZ NY
AZL Fusion Balanced Fund
AZL Fusion Conservative
Fund*
AZL Fusion Growth Fund
AZL Fusion Moderate Fund
AZL Balanced Index
Strategy Fund*
AZL Moderate Index
Strategy Fund*
AZL Allianz Global
Investors Select Fund*

* As of the record date, this Fund had not commenced operations.

                          ANNUAL REPORTS OF THE TRUSTS
      Upon request, the Trusts will send to you a copy of the most recent annual report and the most recent semi-annual report succeeding the annual report, if any. Please contact the Trusts by phone at 1-877-833-7113, or by mail at 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, and one will be sent to you, without charge, by first class mail, within three business days.

                             SHAREHOLDER PROPOSALS
      Neither Trust is required to hold annual shareholders meetings. Since neither Trust holds regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Any shareholder proposal which may properly be included in the proxy solicitation material for a shareholders meeting must be received by the respective Trust a reasonable time before such Trust begins to print and send proxy materials to shareholders.


                       SHAREHOLDER WITH THE SAME ADDRESS
      The Trusts' practice is to "household," or consolidate shareholder mailings of proxy statements to shareholders who share the same address. This means that a single copy of this proxy statement is sent to the address of record. If at any time you wish to receive multiple copies of the proxy statement at your address, you may contact the Trusts by phone at 1-877-833-7113, or by mail at 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, and the Trusts will mail additional proxy statements for each of your accounts within 30 days of your request. You may also contact the Trusts in the same manner and request that you receive a single copy of proxy statements if you are receiving multiple copies at a particular address.


                               OTHER INFORMATION
      The names and addresses of the Trusts' investment adviser, principal underwriter and administrator are as follows:

      Investment adviser:      Allianz Investment Management LLC
                               5701 Golden Hills Drive
                               Minneapolis, MN 55416

      Distributor:             Allianz Life Financial Services, LLC
                               5701 Golden Hills Drive
                               Minneapolis, MN 55416

      Administrator:           Citi Fund Services Ohio, Inc.
                               3435 Stelzer Road
                               Columbus, OH 43219

      Allianz Life:            Allianz Life Insurance Company of North America
                               5701 Golden Hills Drive
                               Minneapolis, MN 55416

      Allianz NY:              Allianz Life Insurance Company of New York
                               One Chase Manhattan Plaza, 38[th] Floor
                               New York, NY 10005-1422



SECTION C - PROXY VOTING AND SHAREHOLDER MEETING INFORMATION
      A special joint meeting of shareholders of the Funds will be held as specified in the Notice of Special Joint Meeting that accompanies this proxy statement. At the Meeting, shareholders (the separate accounts) will vote their shares of the Funds.

      You have the right to instruct Allianz Life and Allianz Life of NY (together, "Allianz") on how to vote the shares of the Funds held under your Contract. The number of Fund shares for which you may provide instructions will be based on the dollar amount of Fund shares that you own beneficially through the subaccount accumulation units and/or annuity units in your Contract on the record date, July 31, 2009. Each accumulation unit or annuity unit represents a specified dollar value and a specified number of Fund shares. For each dollar of value, the Contract Owner is permitted to vote one Fund share. Fractional votes are counted. If you execute and return your voting instruction form, but do not provide voting instructions, Allianz will vote the shares underlying your Contract in favor of the proposals described above. Allianz will vote any shares for which it does not receive voting instructions, and any shares which it or its affiliates hold for their own account, in proportionately the same manner as shares for which it has received voting instructions. Allianz will not require voting instructions for a minimum number of shares, and therefore a small number of shareholders could determine the outcome of any proposal.

      For the Meeting to proceed, there must be a quorum. This means that at least 25% of a Fund's shares must be represented at the Meeting either in person or by proxy. Because Allianz is the only shareholder of the Funds, its presence at the Meeting in person or by proxy will meet the quorum requirement.

      You may revoke your voting instructions up until voting results are announced at the Meeting or at any adjournment of the Meeting by giving written notice to Allianz prior to the Meeting by mail to Allianz Variable Insurance Products Trust, c/o Advisory Management, A 3-825, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, by executing and returning to Allianz a voting instruction form with a later date, or by attending the Meeting and voting in person. If you need a new voting instruction form, please call the Fund at 1-800-950-5872 ext. 35857, and a new voting instruction form will be sent to you. If you return an executed form without voting instructions, your shares will be voted "FOR" the proposal.

      The Funds will pay all costs of solicitation, including the cost of preparing and mailing the Notice of Special Joint Meeting of shareholders and this proxy statement to Contract Owners. Representatives of the investment adviser, without cost to the Funds, also may solicit voting instructions from Contract Owners by means of mail, telephone, or personal calls.


                                  ADJOURNMENT
      In the event that voting instructions received by the time scheduled for the Meeting are not sufficient to approve the election of the Trustees or the ratification of the independent registered public accountants, representatives of Allianz may move for one or more adjournments of the Meeting for a period of not more than 120 days in the aggregate to allow further solicitation of voting instructions on the proposals. Any adjournment requires the affirmative vote of a majority of the voting power of the shares present at the Meeting. Representatives of Allianz will vote in favor of adjournment. The Funds will pay the costs of any additional solicitation and of any adjourned Meeting. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to adjournment if sufficient voting instructions have been received.

                                     By Order of the Board of Trustees,
                                     /s/  Michael J. Radmer
                                     MICHAEL J. RADMER
                                     Secretary


Dated: August 14, 2009

                            VOTING INSTRUCTION FORM

                   ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
            ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

                    SPECIAL JOINT MEETING:  OCTOBER 21, 2009
   THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

      The undersigned hereby instructs Allianz Life Insurance Company of North America ("Allianz Life") and Allianz Life Insurance Company of New York ("Allianz NY") to represent and to vote, as designated below and on the reverse side, upon the following proposals and in the discretion of Allianz Life and Allianz NY on such other matters as may properly come before the Special Joint Meeting of Shareholders of Allianz Variable Insurance Products Trust and Allianz Variable Insurance Products Fund of Funds Trust to be held at 10:00 a.m. Central Time on October 21, 2009, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, and any adjournment of the meeting (the "Special Joint Meeting"), the number of shares of the series named above represented by the number of votes attributable to the undersigned's variable annuity contract or variable insurance contract as of July 31, 2009. The following proposals are more fully described in the Notice of Special Joint Meeting and Proxy Statement for the Special Joint Meeting dated August 14, 2009 (receipt of which is hereby acknowledged).

      UNLESS OTHERWISE DIRECTED, THE SHARES WILL BE VOTED FOR PROPOSALS 1 AND 2 AND WILL BE VOTED, EITHER FOR OR AGAINST, AT THE DISCRETION OF ALLIANZ LIFE AND ALLIANZ NY, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL JOINT MEETING. THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSALS 1 AND 2.

(Continued and to be dated and signed on the reverse side.)

                         ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                         ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST 5701 GOLDEN HILLS DRIVE
                         MINNEAPOLIS, MINNESOTA 55416

      IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON OCTOBER 21, 2009.

      THE NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS, PROXY STATEMENT AND VOTING INSTRUCTION FORM ARE AVAILABLE AT [INSERT WEB SITE ADDRESS].

1.    TO ELECT NINE (9) PERSONS TO THE BOARD OF TRUSTEES, EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND
QUALIFIED:
FOR all nominees  [  ] WITHHOLD AUTHORITY for all     [ ]  FOR ALL EXCEPT                     [ ]
   listed below        nominees listed below               those nominees that I have listed
                                                           below

      Nominees: Peter R. Burnim, Robert DeChellis, Peggy L. Ettestad, Roger Gelfenbien, Jeffrey Kletti, Claire R. Leonardi, Dickson W. Lewis, Peter W. McClean and Arthur C. Reeds III. (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW)

            Exceptions:





2.    TO RATIFY THE APPOINTMENT OF KPMG LLP AS THE TRUSTS' INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER
31, 2009.
FOR  [ ]                                 AGAINST  [ ]                                 ABSTAIN  [ ]


3.    TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL JOINT MEETING


                               PLEASE CHECK THIS BOX IF YOU EXPECT
                               TO ATTEND THE ANNUAL MEETING IN PERSON.      [ ]

                               (Please sign exactly as name appears to the left, date and return. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by authorized person.)

                               Please Date:__________________________________

                               Sign Here:__________________________________

                               VOTES MUST BE INDICATED IN BLACK OR BLUE INK.

      PLEASE SIGN AND DATE AND RETURN YOUR VOTING INSTRUCTION FORM TODAY.

                                   APPENDIX A


                           CHARTER FOR THE NOMINATING

                                      AND

                         CORPORATE GOVERNANCE COMMITTEE

                                       OF

                 THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                                      AND

             THE ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS

                                     TRUST
      This Charter sets forth the purpose, authority, and responsibilities of the Nominating and Corporate Governance Committee of the Board of Trustees of the Allianz Variable Insurance Products Trust (the "VIP Trust") and Board of Trustees of the Allianz Variable Insurance Products Fund of Funds Trust (the "FOF Trust") (collectively, the VIP Trust and the FOF Trust are referred to as the "Trusts"). The Charter will be reviewed and approved annually by the Boards of Trustees of the Trusts.

PURPOSE
      The Nominating and Corporate Governance Committee has two primary purposes: responsibility for the nomination of one or more persons to serve as a member of the Boards of Trustees of the Trusts, and responsibility for corporate governance matters affecting the Trusts.

AUTHORITY
      The Nominating and Corporate Governance Committee has been duly established by the Boards of Trustees of the Trusts, and shall be provided with appropriate resources to discharge its responsibilities effectively.

COMPOSITION AND TERM OF MEMBERS OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
      The Nominating and Corporate Governance Committee shall be composed of all the members of the Boards of Trustees who are not "interested persons" of the Trusts ("Independent Trustees") as defined in Section 2(a)(19) of the Investment Company Act of 1940 (" 1940 Act"). The members of the Boards of Trustees who are members of the Nominating and Corporate Governance Committee are listed in Exhibit A hereto. The members of the Nominating and Corporate Governance Committee shall designate one member to serve as Chair of the Nominating and Corporate Governance Committee. Each member of the Nominating and Corporate Governance Committee shall serve until a successor is appointed.

MEETINGS
      The Chair of the Nominating and Corporate Governance Committee shall call meetings on an "as needed" basis to address the Committee's responsibility for the nomination of one or more persons to serve as a member of the Boards of

Trustees of the Trusts. Meetings regarding that responsibility may be held as often as deemed appropriate by the Chair of the Nominating and Corporate Governance Committee. Meetings regarding its responsibility for corporate governance matters affecting the Trusts will be held prior to, as part of, or otherwise incident to the regular meetings of the Board of Trustees. Counsel to the Independent Trustees of the Trusts will serve as counsel to the Nominating and Corporate Governance Committee, and will be responsible for preparing and maintaining the minutes of the meetings of the Nominating and Corporate Governance Committee. Minutes of each such meeting will be circulated to all members of the Nominating and Corporate Governance Committee in a timely manner.

RESPONSIBILITIES
      The Nominating and Corporate Governance Committee shall provide assistance to the Board of Trustees in fulfilling its responsibilities to the shareholders of the Trusts.

FUNCTIONS OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
      1.    As required by Rules 10f-3, 12b-1, 15a-4, 17a-7, 17a-8, 17d-1, 17e-
1, 17g-1, and 18f-3 under the 1940 Act, the Nominating and Corporate Governance Committee shall nominate persons to become Independent Trustees of the Trusts. The Nominating and Corporate Governance Committee shall evaluate the qualifications of a candidate to become an Independent Trustee and his or her independence from the Allianz Life Advisers, LLC, the various sub-advisers, and other principal service providers to the Trusts. A candidate must be "disinterested" in terms of both the letter and the spirit of Section 2(a)(19) of the 1940 Act, as well as satisfy the requirements of the Sarbanes-Oxley Act of 2002. The Nominating and Corporate Governance Committee shall also consider the effect of any relationships beyond those delineated in that Act that might impair the independence of a candidate, such as business, financial, or family relationships with Allianz Life Advisers, LLC, the various sub-advisers, or principal service providers to the Trusts.

      2. Candidates may be recommended by members of the Nominating and Corporate Governance Committee and by members of the Board of Trustees. Each candidate will be evaluated by the Nominating and Corporate Governance Committee with respect to the relevant business and industry experience that would enable the candidate to serve effectively as an Independent Trustee, as well as his or her compatibility with respect to business philosophy and style. The members of the Nominating and Corporate Governance Committee may conduct an in-person interview of each viable candidate using a standardized questionnaire. When all of the viable candidates have been evaluated and interviewed, the Nominating and Corporate Governance Committee shall determine which of the viable candidates should be presented to the Boards of Trustees for selection to become a member of the Boards of Trustees.

      3. The Nominating and Corporate Governance Committee shall review the corporate governance procedures of the Boards of Trustees no less frequently than annually and shall recommend any appropriate changes to the Boards of Trustees.

      4. The Nominating and Corporate Governance Committee shall periodically review the composition of the Boards of Trustees to determine whether it may be appropriate to add individuals with backgrounds or skill sets different from those persons who are already serving as members of the Boards of Trustees.

      5. The Nominating and Corporate Governance Committee shall periodically review the compensation received by Independent Trustees and shall recommend any appropriate changes to the amount or form of such compensation to the Boards of Trustees.

NOMINATIONS WITH RESPECT TO OTHER COMMITTEES OF THE BOARDS
      1. The Nominating and Corporate Governance Committee shall make nominations for membership on all of the Committees created by the Boards of Trustees and shall review such assignments no less frequently than annually.

      2. The Nominating and Corporate Governance Committee shall review, as necessary and no less frequently than annually, the responsibilities of each of the Committees created by the Boards of Trustees, including whether there is a continuing need for such a Committee, whether there is a need for the Boards of Trustees to create any additional Committees, and whether any of the existing Committees should be combined or reorganized. The Nominating and Corporate Governance Committee shall make recommendations for any such action to the Boards of Trustees.

RETIREMENT POLICIES
      1. It shall be the policy of the Nominating and Corporate Governance Committee that Independent Trustees will retire from active service on the Boards of Trustees by the end of the year in which they reach their 72nd birthday.

OTHER POWERS AND RESPONSIBILITIES
      1. The Nominating and Corporate Governance Committee shall monitor the performance of independent legal counsel employed by the Independent Trustees as defined in Rule 0-1 under the 1940 Act, and shall be responsible for the supervision of such independent legal counsel.

      2. The Nominating and Corporate Governance Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trusts.

      3. The Nominating and Corporate Governance Committee shall consider such other matters as may be referred to it from time to time by the Boards of Trustees.

      As amended November 28, 2007

                                                                       EXHIBIT A

MEMBERS OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
      Peter R. Burnim

      Peggy Ettestad

      Roger A. Gelfenbien

      Arthur C. Reeds, III

      Claire R. Leonardi

      Dickson W. Lewis

      Peter W. McClean

CHAIR OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

      Peggy Ettestad, Co-Chair

      Claire R. Leonardi, Co-Chair